Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of EPIX Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Elkan Gamzu, Chief Executive Officer of the Company and Kim Cobleigh Drapkin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Elkan Gamzu
Elkan Gamzu, Ph.D.
Chief Executive Officer
August 7, 2008

/s/ Kim Cobleigh Drapkin
Kim Cobleigh Drapkin
Chief Financial Officer
August 7, 2008